SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 11, 2004

                               AXA FINANCIAL, INC.
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             (Exact name of Registrant as specified in its charter)



          Delaware                       1-11166                 13-3623351
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)



1290 Avenue of the Americas
New York, New York                                              10104
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(Address of principal executive offices)                      (Zip Code)


                                 (212) 554-1234
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              (Registrant's telephone number, including area code)

                                      None
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             (Former name or address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On November 11, 2004, the Board of Directors of AXA Equitable Life Insurance Company ("AXA Equitable"), a wholly-owned subsidiary of AXA Financial, Inc. ("the Company"), adopted and approved The Post-2004 Variable Deferred Compensation Plan for Executives (the "Executives Plan") and The Post-2004 Variable Deferred Compensation Plan for Directors (the "Directors Plan").

     Under the Executives Plan, employees and sales associates of participating employers (including AXA Equitable and MONY Life Insurance Company) who meet certain earnings thresholds can elect to defer a portion of their compensation.

     Under the Directors Plan, non-officer directors of participating companies (including the Company, AXA Equitable, MONY Life Insurance Company and MONY Life Insurance Company of America) can defer up to 100% of their eligible compensation.

     Both plans are intended to comply with the requirements of Internal Revenue Code Section 409A(a)(2), (a)(3) and (a)(4).

     The foregoing description of the plans is qualified in its entirety by reference to the respective plans, which are attached as Exhibits 99.1 and 99.2 to this Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits

           The following exhibits are filed herewith:

           10.1   The Post-2004 Variable Deferred Compensation Plan for
                  Executives

           10.2   The Post-2004 Variable Deferred Compensation Plan for
                  Directors

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AXA FINANCIAL, INC.


Date:  November 17, 2004                    By: /s/ Alvin H. Fenichel
                                            ---------------------
                                            Name:  Alvin H. Fenichel
                                            Title: Senior Vice President and
                                                   Controller

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EXHIBIT INDEX

EXHIBIT NUMBER    EXHIBIT DESCRIPTION

10.1              The Post-2004 Variable Deferred Compensation Plan for
                  Executives

10.2              The Post-2004 Variable Deferred Compensation Plan for
                  Directors